Number:                                                               Shares:
_______                                                               _______

                               FIRST BANCORP

       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PUERTO RICO
 THE CORPORATION IS AUTHORIZED TO ISSUE 250,000,000 SHARES OF COMMON STOCK
                              PAR VALUE $1.00 EACH


THIS CERTIFIES THAT _______________________________ IS THE OWNER OF ___________
FULLY PAID AND NON-ASSESSABLE SHARES OF THE CORPORATION'S COMMON STOCK TRANSFERABLE ONLY IN THE BOOKS OF THE CORPORATION BY THE HOLDER THEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION.

Dated __________



         _____________                             _____________
           President                                 Secretary

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   The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations. Additional abbreviations may also be used though not in the list.

    TEN COM  --as tenants in common        UNIF GIFT MIN ACT--.....Custodian..
    TEN ENT  --as tenants by the entireties  (Minor) under the Unfiform Gifts
    JT  TEN  --as joint tenants with the     to Minors Act............(State)
               right of survivorship and
               not as tenants in common

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO
 ............................................................................
        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
 ............................................................................
 ......................................................................SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND HEREBY IRREVOCABLY CONSTITUTES AND
APPOINTS ............................... ATTORNEY TO TRANSFER THE SAID SHARES
ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,.......................
        IN THE PRESENCE OF               ...................................
 .............................

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE